UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2016

CELSION CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01           Changes in Registrant’s Certifying Accountant.

(a)

The independent registered public accounting firm, Stegman & Company (“Stegman”), of Celsion Corporation, a Delaware corporation (the “Company”), announced that effective June 1, 2016, as a key element of the expansion of its business substantially all directors and employees of Stegman have joined forces with Dixon Hughes Goodman LLP ("DHG”). As a result of this dissolution of Stegman & Company, Stegman has resigned as the Company’s independent registered public accounting firm and DHG became the Company’s independent registered public accounting firm effective June 1, 2016. The engagement of DHG was approved by the Audit Committee of the Company's Board of Directors effective June 1, 2016. With more than 2,000 people in 12 states, DHG ranks among the nation’s top 20 public accounting firms offering comprehensive assurance, tax and advisory services focusing on major industry lines and serving clients in all 50 states as well as internationally.

The reports of Stegman on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304 of Regulation S-K) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such periods, and (ii) no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Stegman a copy of the disclosures in this Form 8-K and has requested that Stegman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 1, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

The Audit Committee of the Company’s Board of Directors approved the engagement of DHG as the Company’s independent registered public accounting firm, effective as of June 1, 2016.

During the Company's fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through the date of the Merger, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from Stegman and Company to the U.S. Securities and Exchange Commission dated June 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Dated: June 1, 2016	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Stegman and Company to the U.S. Securities and Exchange Commission dated June 1, 2016.